UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LIBERATOR MEDICAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

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(2)

Aggregate number of securities to which transactions applies:

(3)

Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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LIBERATOR MEDICAL HOLDINGS, INC.

2979 SE Gran Park Way

Stuart, Florida 34997

_______________________________________________________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 20, 2014

______________________________________________________________________________________________

Dear Stockholder:

We invite you to attend the 2014 annual meeting of stockholders on October 20, 2014, at 10:00 A.M., local time, at the Company’s offices located at 1823 SE Airport Road, Stuart, Florida 34996.  At the meeting you will hear a report on our business and vote on the following items:

1.

Elect three (3) directors nominated to serve as the Company’s Board of Directors.

2.

Ratify Crowe Horwath LLP as independent registered public accounting firm for the 2014 fiscal year.

3.

Advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation as required by law.

4.

Act upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on September 18, 2014, are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Mark A. Libratore

President and Secretary

September 18, 2014

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

LIBERATOR MEDICAL HOLDINGS, INC.

2979 SE Gran Park Way

Stuart, Florida 34997

PROXY STATEMENT FOR ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 2014

This Proxy Statement is being furnished to the stockholders of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 20, 2014, at 10:00 A.M., at the Company’s offices located at 1823 SE Airport Road, Stuart, Florida 34996, and at any adjournment thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting, proxy card, and Annual Report on Form 10-K are first being mailed to stockholders on or about September 30, 2014. Any stockholder whose shares of our common stock are registered in the stockholder’s name with our transfer agent will receive a printed copy of the proxy materials by mail. Any stockholder that holds shares of our common stock in an account at a brokerage firm, bank, or similar organization will receive a printed copy of the proxy materials by mail from the organization holding the stockholder’s account.

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on September 18, 2014, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 53,166,209 shares of our common stock. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on September 18, 2014, your shares were registered directly in your name with our transfer agent, Jersey Stock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. Alternatively, you may vote by proxy by using the accompanying proxy card, over the Internet, or by telephone. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

If, on September 18, 2014, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum; Voting; Abstentions; Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Assuming that a quorum is present, the three persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the meeting and entitled to vote will be required for approval of the ratification of the appointment of Crowe Horwath LLP, an independent registered public accounting firm, as the independent registered public accountant of our Company for the fiscal year ending September 30, 2014.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Crowe Horwath LLP as the independent registered public accountant of our Company for the fiscal year ending September 30, 2014. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Brokers, banks, and other nominees may not use discretionary authority to vote shares for the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions, on the other hand, have the same effect as votes against the matter, although abstentions will have no effect on the election of directors because approval of a percentage of shares present or outstanding is not required for that proposal.

Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy.  Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominees for directors, and (2) FOR the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the 2014 fiscal year.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting.  You still will be able to revoke your proxy until it is voted.  As of the date of this Proxy Statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to October 20, 2014.  A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date.  You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes.  A proxy may also be revoked by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this Proxy Statement, the Notice of Annual Meeting, the proxy and the Annual Report is being paid by the Company.  In addition to use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock.  The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this Proxy Statement and its attachments.  If requested by phone or in writing, we will promptly provide a separate copy of the Proxy Statement and its attachments to a stockholder sharing an address with another stockholder.  To notify the Company, you may write Liberator Medical Holdings, Inc., Attn: Robert J. Davis, Chief Financial Officer, 2979 SE Gran Park Way, Stuart, Florida 34997, or call the Company at (772) 287-2414.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended September 30, 2013, which was mailed to stockholders with this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

In addition to the copy which accompanies this Proxy Statement, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our secretary at the address of our executive offices set forth in this Proxy Statement.

ITEM 1 – ELECTION OF DIRECTORS

The Board of Directors proposes three (3) nominees for election at the Annual Meeting as directors of the Company.  If elected, the directors will serve until the next annual meeting and until their successors have been chosen and qualified.  The nominees are the current directors of the Company.  The directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.

Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the election of the nominees.

The following table set forth:  (i) the names and ages of the nominees for election as directors; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which the directors have served on the Board of Directors of the Company; (iv) the expiration of the nominees’ term as director; and (v) the principal occupation and employment of the nominees.  Additional biographical information for each nominee follows the table.

Nominees for Election at 2014 Annual Meeting

Name	Age	Director Since	Expiration of Term	Position
Mark A. Libratore	63	2007	9/30/2013	Director, President, and Chief Executive Officer
Jeannette M. Corbett (1)(2)(3)	64	2010	9/30/2013	Director
Tyler Wick (1)(2)(3)	43	2010	9/30/2013	Director

(1)	Member of the Governance and Nominating Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

Set forth below is certain biographical information regarding the nominees.

Mark A. Libratore.  In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier.  Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999.  Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception.  Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.

Jeannette M. Corbett, a certified public accountant, is President Emeritus and Acting Interim President of the Quantum Foundation, West Palm Beach, Florida.  Previously, she served as CFO of the Medical Services Division and Vice President of Finance of Phymatrix Corporation (PHMX), West Palm Beach, Florida. Prior to her position at Phymatrix, Mrs. Corbett was President of McGill, Roselli, Ayala & Hoppmann, a West Palm Beach-based accounting firm. She has also served as an adjunct instructor of taxation of Palm Beach State College in Lake Worth, Florida. Mrs. Corbett has a bachelor's of science degree in business administration from the University of Florida, graduating Summa Cum Laude. Mrs. Corbett was Chairman of the Board of JFK Medical Center in Atlantis, Florida, from 1991-1994 and was Chair of the Hospital's Finance Committee from 1989-1991.

Tyler Wick is a principal with Abry Partners, Boston, Massachusetts, a private equity firm which he joined in December 2011.  Prior to that time, he was a principal with Ticonderoga Capital, a Boston, Massachusetts, private equity firm.  His private equity experience also includes serving as an Associate at Dillon Read Venture Capital. He was an Associate in the healthcare practice of the investment-banking group of Advest, Inc., where he focused on private placements and mergers and acquisitions for middle market healthcare services companies. Prior to Advest, he was a consultant with the Mentor Group, an international legal consulting firm. Mr. Wick is a member of the Board of Directors of AFS Technologies, ALN Medical Management, Brainshark, Octagon Research, Outside the Classroom and Softrax and is an Observer to the Boards of nuBridges and Construction Software Technologies. He is also a member of the Executive Committee of NERASBIC and serves on the Board of Directors for the Boston Chapter of the Association for Corporate Growth. Mr. Wick received a B.A. degree cum laude from Amherst College.

Director Compensation

Directors other than Mr. Libratore receive (i) an annual fee of $12,000 (plus an additional $6,000 if Audit Committee chairman, and $3,000 if chairman of another Board committee); (ii) a per Board meeting fee of $1,000 ($500 if by telephone) and $500 for each committee meeting ($250 if by telephone) and (iii) a one-time issuance of options for the purchase of 50,000 common shares of the Company, exercisable at the market price at the date of grant and vesting over a two-year period.  Payments for the third and fourth quarter director’s fees were paid in the form of options for the purchase of common shares.  Mr. Libratore is not compensated as a director of the Company.

The following table sets forth each Director’s compensation for the year ended September 30, 2013:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)

Mark A. Libratore (1)	—	—	—
Jeannette Corbett	$18,250	$7,140	$25,390
Morgan Duke (2)(3)	$12,500	$6,590	$19,090
Tyler Wick	$14,750	$8,180	$22,930

(1)	Mr. Libratore is not compensated for his services as a director.
(2)	At the direction of Mr. Duke, his compensation was paid to Kinderhook Capital Management, LLC.
(3)	Mr. Duke resigned on July 18, 2013.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Board of Directors and Committees

Leadership Structure and Risk Oversight

Our business and affairs are managed under the direction of our Board of Directors, composed of two non-employee directors and one employee director as of the date of this Proxy Statement. Our shares of common stock are quoted on the OTCBB and not one of the national securities exchanges. However, we have adopted the NYSE MKT corporate governance requirements with respect to independent directors on the Board and the Audit, Nominating and Corporate Governance, and Compensation Committees, and NYSE Amex’s corporate governance requirements applicable to smaller reporting companies.

Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Board committees and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. Mark Libratore, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combines the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements, and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our Company and the audit of the financial statements of our Company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our Company. Our Governance and Nominating Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Director Meetings and Committees

Pursuant to NYSE Amex corporate governance requirements, we are required to hold meetings of our Board of Directors on at least a quarterly basis, and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of stockholders, but we encourage our directors to attend the annual meetings. Our Board of Directors held five (5) meetings in fiscal 2014.  All of the directors attended the meetings.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

In the Company’s 2014 fiscal year, the Audit Committee held eight (8) meetings, and the Compensation Committee and Governance and Nominating Committee each met once.

Nominations Process, Executive Compensation; Director Independence; Board Diversity

The NYSE MKT requires that director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of independent directors or a nominating committee comprised solely of independent directors. NYSE MKT also requires compensation of the executive officers to be determined, or recommended to the Board for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors. Ms. Corbett and Mr. Wick meet the independence standards set forth by NYSE MKT.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our stockholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our stockholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

Audit Committee

The Audit Committee consists of Jeannette Corbett and Tyler Wick. Ms. Corbett serves as Chairperson. Under NYSE MKT governance requirements, our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE MKT. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE MKT. The Board of Directors has also determined that Jeannette Corbett is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee was established on June 4, 2010.  Both members attended all of the meetings of the Audit Committee.  The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.liberatormedical.com).

Compensation Committee

The purpose of the Compensation Committee includes determining, or recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our Company and discharging responsibilities of the Board of Directors relating to compensation programs for our Company.  The Compensation Committee currently consists of Mr. Wick and Ms. Corbett.  Mr. Wick and Ms. Corbett are independent directors of our Company under NYSE MKT standards.

Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be competitive for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from a compensation consultant and other pertinent sources. Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.

Governance and Nominating Committee

The purpose of the Governance and Nominating Committee includes the selection and recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluation of our Board of Directors and management and the development and recommendation to our Board of Directors and the set of corporate governance principals applicable to our Company.  The Governance and Nominating Committee currently consists of Ms. Corbett and Mr. Wick, both of whom are independent directors of our Company under NYSE MKT standards.

The Governance and Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner, addressed and delivered to our Secretary at the address of our executive offices set forth in this Proxy Statement.  The Governance and Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and to the extent to which the nominee would fill a present need on our Board of Directors.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our Company.

We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prescribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our Company. In addition to these attributes, the description of each director’s background set forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our Company.

Board Leadership Structure

We believe that effective Board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our Company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, with the advice of an outside consulting firm, determines compensation for our executive officers and managers by multiple factors, including individual performance, compensation of persons in similar capacities in other companies having a size and business comparable to the Company, performance, and our financial results. Base salaries are supplemented by cash performance bonuses determined by our Compensation Committee in October of each year based on the prior year financial results.  Ms. Corbett and Mr. Wick are members of our Compensation Committee.

Annual Meeting Attendance

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Liberator Medical Holdings, Inc., c/o any specified individual director or directors at the address of our executive offices set forth in this proxy statement. Any such letters are sent to the indicated directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee is authorized to determine and approve, or make recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and other executive officers and grant or recommend the grant of stock-based compensation to our Chief Executive Officer and other executive officers under our 2007 Stock Plan. The Compensation Committee from time to time makes recommendations regarding the compensation of employees who are not executive officers.

The compensation program for our executive officers consists primarily of base salary, performance-based incentive compensation, and long-term incentives in the form of stock-based compensation, including stock options, restricted stock, restricted stock units, and other long-term equity incentives. Our executive officers also participate in other benefit plans, including medical and retirement plans, which generally are available to all regular full-time employees of our Company. We consider each element of compensation collectively with other elements of compensation when establishing the various forms, elements, and levels of compensation for our executive officers.

Our philosophy is to pay base salaries to our executive officers at levels that enable us to attract, motivate, and retain highly qualified executives. We annually establish a performance-based incentive compensation program designed to reward individuals for performance based primarily on our financial results as well as the achievement of corporate and individual objectives that contribute to our long-term goal of building stockholder value. Our stock-based compensation is intended to result in limited rewards if the price of our common stock does not appreciate or does not appreciate above certain levels, but may provide substantial rewards to our executive officers (as well as to our stockholders in general) if our stock appreciates or appreciates above certain levels. Our stock-based compensation is also intended to align the interests of our executive officers with those of our stockholders and to align compensation with the price performance of our common stock. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. As a result of our performance-based philosophy to compensation, compensation levels may vary from year-to-year and among our various executive officers. In general, we expect the compensation level of our Chief Executive Officer to be higher than that of our other executive officers, assuming relatively equal achievement of individual performance goals, since our compensation policies set our base salaries, incentive compensation, and stock-based compensation after reviewing those of comparable companies, which generally compensate the chief executive officers at higher levels because of their roles and their importance to overall Company success.

The Compensation Committee generally recommends base salary levels for executive officers of our Company at the beginning of each fiscal year and recommends incentive compensation at the end of each fiscal year based upon the performance of our Company and our executive officers.

Goals

The goals of our executive compensation program are as follows:

•	to attract, motivate, and retain highly qualified executives;

•	to reflect our Company’s culture and approach to total rewards, which includes benefits, work environment, and development opportunities;

•	to reflect our philosophy of pay-for-performance;

•	to provide a rational and consistent approach to compensation, which is understood by senior leadership;

•	to align compensation to the interests of our Company as a whole and its stockholders; and

•	to recognize corporate stewardship and fiscal responsibility.

Code of Ethics

We adopted a Code of Conduct and Ethics that applies to all officers, directors and employees of our Company on January 14, 2008, as amended on August 10, 2010.

Executive Officers

Set forth below are the names, ages and titles of all of our executive officers as of September 18, 2014. Each officer serves until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his or her successor is duly elected and qualified.

Name	Age	Position(s) with Us
Mark A. Libratore	63	President, Chief Executive Officer, Director
Robert J. Davis	68	Chief Financial Officer
John Leger	59	Chief Operating Officer

The business experience of each of the persons listed above during the past five years is as follows:

Mark A. Libratore.  In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier.  Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999.  Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception.  Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.

Robert J. Davis. Robert Davis, has a Masters degree in Accounting, University of Houston, and holds a CPA certificate from the State of Texas. Mr. Davis has held numerous financial executive-level positions as Comptroller and Vice President of Finance for companies such as controller for a Manufacturer of Jet Engine parts, TurboCombustor Corp., Data Development Inc., and Caribbean Computer Corp., and served as CFO and Manager of Financial Planning for Liberty Medical Supply, Inc. from 1995 to 1999. He has been the controller and Chief Financial Officer of Liberator Medical Supply, Inc., since its organization.

John Leger. John Leger joined Liberator in April 2006. John was the Senior VP of Operations at Liberty Medical Supply from December 1991 through January 2004. He was responsible for diabetic call center operations, customer services, repeat customer sales, document acquisition and management, claims processing to Medicare, mail services, shipping, receiving, and purchasing. Mr. Leger worked closely with Mark Libratore in building the mail order diabetes business to $100M in annualized sales, and stayed on with the company through its growth to over 650,000 active customers. Due to an agreement not to compete with Liberty during a severance agreement period, John made his expertise available as an independent consultant until he joined Closer Healthcare, Inc. as a VP of Operations in 2005. Closer is a mail order provider of diabetes testing supplies and primarily serviced customers in national clinical trials as well as the managed care sector. He spent a year with Closer prior to joining Liberator Medical.

There are no family relationships among any of our executive officers or directors.

The following persons are not executive officers of the Company but make significant contributions to the Company’s business:

Paul Levett joined Liberator in 2005 as its Chief Marketing Officer.   From 1990 to 1996 Mr. Levett served as President of Lowe Direct, a direct marketing and advertising agency in New York City, New York.  In 1996, Mr. Levett founded Lieber, Levett, Koenig, Farese and Babcock, a New York advertising agency.  He was retired from 2000 until he joined Liberator in 2005.

George Narr joined Liberator in April 2010 as its Chief Information Officer.  From 1996 to 2006 Mr. Narr served as Chief Information Officer of Liberty Medical Supply, Inc.  From 2006 to 2008 Mr. Narr was a private consultant in the medical supply industry.  From 2008 to 2010 Mr. Narr was the Chief Information Officer at Simplex Healthcare in Franklin, Tennessee.

Employment Agreements

We have entered employment agreements with Mark A. Libratore, our President and Chief Executive Officer; Robert Davis, our Chief Financial Officer; and John Leger, our Chief Operating Officer. The employment agreements are renewed annually in accordance with their terms or until either we or the executive officer notifies the other party at least 90 days prior to the end of the term that such party does not wish to further extend the term. Each employment agreement provides for a minimum annual salary of $400,000, $275,000 and $200,000, in the case of Messrs. Libratore, Davis and Leger, respectively, which salary is reviewed annually by our board of directors (or committee thereof) and adjusted upward, at the sole discretion of our board of directors (or committee thereof). Pursuant to the agreements, each of Messrs. Libratore, Davis and Leger is eligible to receive additional cash incentive compensation pursuant to our annual bonus plan then in effect, and the target annual bonus for each of Messrs. Libratore, Davis and Leger is up to 15%, 10% and 10%, respectively, of such executive officer’s annual base salary, with the actual bonus to be based upon such individual and/or Company performance criteria established for each fiscal year by our board of directors in consultation with the executive officer. Each executive officer is eligible to participate in distributions from the quarterly executive bonus plan configured by our President and Chief Financial Officer.

Each executive officer is entitled to participate in our stock purchase plan and to be considered by our board of directors (or compensation committee of our board of directors, if any) for grants or awards of stock, stock options or warrants under any of our stock incentive or similar plans in effect from time to time. During the term, each executive officer shall be eligible to participate in such health and other group insurance and other employee benefit plans and programs in effect from time to time on the same basis as other senior executives. In addition, during the term of his agreement, Mr. Libratore shall be entitled to a minimum monthly automobile allowance of $799, plus gas expense.

The employment agreements provide that each executive officer is entitled to severance benefits. If the executive officer’s employment is terminated during the term by us other than for Cause or Disability (each as defined below), or by the executive officer for Good Reason (as defined herein), the executive officer will be entitled to receive (i) his pro-rata bonus for the fiscal year of termination, (ii) payment of an amount equal to the sum of 1/12 of his annual base salary and 1/12 of the target annual bonus each month for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination, and (iii) continuation of medical benefits on the same terms as active senior executives for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination. In addition, all of the executive officer’s unvested options outstanding at the time of such termination will become fully vested. If the executive officer’s employment with us is terminated due to the executive officer’s death or Disability, the executive officer (or his estate, if applicable) will be entitled to receive (i) the pro-rata bonus and (ii) option vesting. Receipt of the severance payments, continued medical coverage and option vesting shall be conditioned on the executive officer’s continued compliance with the non-disclosure, non-competition and non-solicitation obligations under the employment agreement. For purposes of the employment agreements, the following terms have the following meanings:

“Cause” means termination upon (i) the willful and continued failure by executive officer to substantially perform his duties or the oral or written instructions of our President, Chief Executive Officer and/or board of Directors (other than any such failure resulting from executive officer’s incapacity due to physical or mental illness) after an oral or written demand for substantial performance is delivered to executive officer by our President, Chief Executive Officer of board of directors, which demands specifically identifies the manner in which President, Chief Executive Officer of board of directors believes that executive officer has not substantially performed his duties or complied with an instruction from our President, Chief Executive Officer of board of directors; (ii) the willful engaging by executive officer in conduct that is demonstrably and materially injurious to us; (iii) the failure to observe material policies generally applicable to our officers or employees; (iv) the failure to cooperate with any internal investigation of our Company or any of our affiliates; (v) commission of any act of fraud, theft or financial dishonesty with respect us or any of our affiliates or indictment or conviction of any felony; or (vi) material violation of the provisions of the employment agreement.

“Disability” means the executive officer is entitled to receive long-term disability benefits under our long-term disability plan in which the executive officer participates, or, if there is no such plan, the executive officer’s inability, due to physical or mental ill health, to perform the essential functions of the executive officer’s job, with or without a reasonable accommodation, for 180 days during any 365 day period irrespective of whether such days are consecutive.

“Good Reason” means (i) a material and adverse change in the executive officer’s duties or responsibilities; (ii) a reduction in the executive officer’s base salary or target annual bonus; (iii) a relocation of the executive officer’s principal place of employment by more than 50 miles; or (iv) breach by us of any material provision of the employment agreement; provided, that the executive officer must give notice of termination for Good Reason within 60 days of the occurrence of the first event giving rise to Good Reason.

During the term of the employment agreements and for a period of 18 months thereafter, subject to applicable law, the executives will be subject to restrictions on competition with us and restrictions on the solicitation of our customers and employees. For all periods during and after the term, the executives will be subject to nondisclosure and confidentiality restrictions relating to our confidential information and trade secrets.

SUMMARY COMPENSATION TABLE

The following table provides summary information regarding compensation earned by the named executive officers during the fiscal years ended September 30, 2013 and 2012.

					All Other
Name				Option	Compensation
and Principal Position	Year	Salary($)	Bonus ($)	Awards($)	($)(1)	Total ($)

Mark A. Libratore	2013	$400,000	$246,530	$0	$33,400	$679,930
President and Chief	2012	$400,000	$174,610	$11,270	$38,130	$624,010
Executive Officer

Robert Davis	2013	$275,000	$158,400	$7,140	$4,670	$445,210
Chief Financial Officer	2012	$275,000	$107,630	$11,090	$4,570	$398,290

John Leger	2013	$200,000	$85,450	$7,140	$4,700	$297,290
Chief Operating Officer	2012	$200,000	$61,820	$2,960	$4,680	$269,460

(1)			All Other Compensation includes expenses paid on behalf of the named executive officers for health insurance, life insurance, transportation and certain other personal expenses.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The Company’s outstanding equity awards to the named executive officers at September 30, 2013, are set forth in the following table:

	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options (#)	Exercise	Expiration
Name	Exercisable	Price ($)	Date
Mark A. Libratore	90,000	$1.10	August 18, 2014
	75,000	$1.32	December 27, 2015

Robert J. Davis	63,000	$1.00	August 18, 2014
	75,000	$1.20	December 27, 2015
	45,000	$0.97	February14, 2018

John Leger	60,000	$0.60	October 30, 2013
	80,000	$1.00	August 18, 2014
	20,000	$1.20	December 27, 2015
	45,000	$0.97	February14, 2018

The Company’s 2007 Stock Plan (the “Stock Plan”) provides that the Board of Directors may grant to those individuals who are eligible under the terms of the Stock Plan nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, performance awards, performance units and other incentives payable in shares of the Company’s common stock as the Board of Directors may determine.  Such grants may be made to officers, employees or members of the Board of Directors of the Company and its subsidiaries as well as the Company’s consultants, agents, advisors and independent contractors in exchange for bona fide services rendered.  The number of shares of common stock to be reserved and available for awards under the Stock Plan (subject to certain adjustments as provided therein) is 2,105,000.

The purpose of the Stock Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.  See “Description of the Stock Plan,” below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All transactions between the Company and related parties are reviewed and approved by our Audit Committee, which is made up entirely of independent directors. We collect information about related party transactions from our officers and directors through annual questionnaires distributed to officers and directors. Each director and officer agrees to abide by our Code of Conduct and Ethics, which provides that officers and directors should avoid conflicts of interest and that any transaction or situation that could involve a conflict of interest between the Company and the officer or director must be reported to the Audit Committee of the Board and is subject to approval by the Audit Committee if and when appropriate. The Code of Conduct and Ethics identifies a non-exclusive list of situations that may present a conflict of interest, including significant dealings with a competitor, customer or supplier, similar dealings by an immediate family member, personal investments in entities that do business with the Company, and gifts and gratuities that influence a person’s business decisions, as well as other transactions between an individual and the Company. The Audit Committee’s charter provides that the Audit Committee will review, investigate and monitor matters pertaining to the integrity or independence of the Board, including related party transactions. The Audit Committee reviews and makes determinations about related party transactions or other conflicts of interest as they arise. Policies requiring review and approval of any transaction or arrangement with a director or executive officer that may present a conflict of interest are set forth in the Code of Conduct and Ethics.

There have not been, since October 1, 2013, nor are the currently proposed, any transactions with related person required to be reported pursuant to Item 404(a) of Regulations S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers, any persons who hold more than ten percent of the Company’s common stock and certain trusts (collectively, “insiders”) to report their holdings of and transactions in the Company’s common stock to the Securities and Exchange Commission (the “SEC”). Specific due dates for these reports have been established, and the Company is required to disclose in this Report any late filings and any failures to file that have occurred since October 1, 2009. Insiders must file three types of ownership reports with the SEC: initial ownership reports, change-in-ownership reports and year-end reports. Under the SEC’s rules, insiders must furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these reports and on written representations the Company has received, the Company believes that during fiscal 2013 and through the date of this Report its insiders have complied with all applicable Section 16(a) reporting requirements

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.

ITEM 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP audited the Company’s annual financial statements for the fiscal year ended September 30, 2013.  The Audit Committee has appointed Crowe Horwath LLP to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.  The stockholders are asked to ratify this appointment at the Annual Meeting.  Representatives of Crowe Horwath LLP will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.  If stockholders do not ratify the appointment of Crowe Horwath LLP, the Audit Committee will reconsider its selection, but it retains sole responsibility for appointing and terminating our independent registered public accounting firm.

During the two most recent fiscal years and through the date of this Report, the Company did not consult with Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

Independent Auditor Fees

The following table sets forth fees billed, or expected to be billed, to the Company by the Company’s independent auditors for the years ended September 30, 2013 and 2012, for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees; (iii) services rendered in connection with tax preparation, compliance, advice and assistance; and (iv) all other services:

	Crowe Horwath, LLP

	2013	2012

Audit fees	$124,900	$116,358
Audit related fees	4,500	3,000

Total Fees	$129,400	$119,358

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2014.

The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding ownership of shares of our common stock, as of September 1, 2014:

•

by each person known by us to be the beneficial owner of 5% or more of our common stock;

•

by each of our directors and executive officers; and

•

by all of our directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this prospectus, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership was based on 53,166,209 shares outstanding on September 18, 2014, plus 351,250 shares deemed outstanding pursuant to Rule 13d-3, for a total of 53,517,459 shares outstanding. Unless otherwise indicated, the address of each beneficial owner is c/o Liberator Medical Holdings, Inc., 2979 SE Gran Park Way, Stuart, Florida 34997.

Name and Address	Number of Shares	Percent

5% Beneficial Owners:

Millennium Partners, L.P.(1) c/o Millennium Management LLC 666 Fifth Avenue, 8th Floor New York, NY 10103	6,230,000	11.6%

Directors and Named Executive Officers:

Mark A. Libratore President and Chief Executive Officer and Director	19,785,867	37.0%

Robert Davis Chief Financial Officer	815,000	1.5%

John Leger, Vice President, Operations	309,749	*

Tyler Wick	182,987	*

Jeannette Corbett	127,987	*

All directors and executive officers as a group (5 persons)	21,221,590	39.7%

*	Less than one percent (1%).
(1)

Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of Millennium Partners, L.P., a Cayman Islands exempted limited partnership (“Millennium Partners”), and may be deemed to have shared voting control and investment discretion over securities owned by Millennium Partners. Millennium Management is also the general partner of the 100% shareholder of ICS Opportunities, Ltd., and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Millennium International Management, L.P., a Delaware limited liability partnership, is the investment manager of ICS Opportunities, Ltd., and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Millennium International Management GP LLC, a Delaware limited liability company, is the general partner of Millennium International Management, and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Israel A. Englander is the managing partner of Millennium Management and Millennium International Management GP LLC, and consequently may also be deemed to have shared voting control and investment discretion over securities owned by Millennium Partners or ICS Opportunities, as the case may be. The foregoing information is derived from the reporting persons as set forth in a Schedule 13D Amendment filed with the SEC on behalf of the reporting persons on October 16, 2013, and a Form 4 filed on July 1, 2014.

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the meeting, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, stockholders will be asked to vote on an advisory resolution to approve the compensation of the Named Executive Officers (the “NEOs”) as disclosed under SEC rules. The NEOs are the officers identified in the “Summary Compensation Table.” The resolution is non-binding.

The compensation program for the Company’s NEOs, as described in the “Compensation Discussion and Analysis” (CD&A) section of this proxy statement, is developed and approved by the Compensation Committee of the Board, which is comprised exclusively of non-employee directors. The primary goal of the compensation program is to align the interests of Company executives with those of stockholders to achieve long-term, sustainable growth in stockholder value. The Chairman and CEO of the Company does not participate in decisions regarding his own compensation, nor does he provide any input.

The Company’s compensation philosophy is to maintain programs that will attract, motivate, reward and retain competitively superior leaders who are able to consistently achieve top tier corporate performance and total stockholder return.  The compensation committee bases its executive compensation decision on core principles.  Executive compensation is tightly linked to company performance.  A portion of total executive compensation is dependent on the Company and individual performance.  Base salaries are targeted to conform to the salaries paid by U.S. companies of like size to the Company in the direct-to-consumer peer group.  Annual and long-term incentive programs are designed to build a total compensation package.

We believe that the Company’s long-standing executive compensation programs have been effective at incenting the achievement of superior results, appropriately aligning pay and performance, creating an ownership culture in which Company managers think and act like stockholders, and in enabling the Company to attract and retain some of the most talented executives in our industry.  Stockholders are encouraged to read the CD&A section of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect our overarching compensation philosophy and core principles.

The advisory vote will not be binding on the compensation committee or the Board of Directors.  However, they will carefully consider the outcome of the vote and take into consideration any specific concerns raised by investors when determining future compensation arrangements.

For the reasons summarized above and discussed in more detail in this proxy statement, the Board recommends an advisory vote FOR the following resolution:

RESOLVED, That stockholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of SEC Regulation S-K, including the “Compensation Discussion and Analysis,” compensation tables, and narrative discussion in the Executive Compensation section of this proxy statement.

ITEM 4 – FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the meeting, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, stockholders will be asked to cast an advisory vote as to whether future advisory votes on executive compensation similar to the preceding resolution should be held every one, two, or three years. The resolution is non-binding.

The design of the compensation program is stable year over year and supports the following core business strategies of the Company:

-

Long-term growth in stockholder value;

-

Risk management, operational excellence; and

-

Industry-leading returns on capital and superior cash flow.

In view of this, a triennial frequency is more consistent with the long-term orientation of our business and compensation strategies as outlined in the “Compensation Discussion and Analysis” section of this proxy. A triennial frequency also gives stockholders a longer period of time to evaluate the effectiveness of key compensation strategies and related business outcomes. Conversely, an annual vote could encourage short-term orientation and contradict the key fundamentals of our approach to managing the business and building long-term, sustainable growth in stockholder value.

Consistent with the Board’s commitment to excellence in governance and responsiveness to stockholders, the Board will, however, follow the frequency that receives the plurality of votes cast by stockholders on this non-binding resolution. Furthermore, if the plurality of votes cast by stockholders is for triennial frequency, the Board will commit to hold the next frequency vote in three years. Stockholders will have the opportunity to re-evaluate the frequency issue in coordination with the next advisory vote to approve executive compensation.

For the reasons discussed above, the Board recommends that future advisory votes on executive compensation be held every three years.

Stockholders may vote for any of the three choices provided on the form of proxy (1, 2, or 3 years) or abstain from voting. The vote on this item is not a vote for or against the Board’s recommendation.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Stockholder proposals which are intended to be presented by such stockholders at the Company’s 2015 Annual Meeting of Stockholders must be received by the Secretary of the Corporation at the Company’s principal executive offices no later than July 1, 2015, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to the meeting.

SOLICITATION OF PROXIES

The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company.  In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.

OTHER MATTERS

Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Stockholders other than the proposals described in this Proxy Statement.  Should any other matter requiring a vote of the stockholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment.  A copy of our 2013 Annual Report on Form 10-K, including financial statements, as filed with the Securities and Exchange Commission is available on the Corporation’s website at www.liberatormedical.com and on the Securities and Exchange Commission’s website at www.sec.gov. Copies may be obtained without charge upon written request to Robert J. Davis, Chief Financial Officer, at 2979 SE Gran Park Way, Stuart, Florida 34997.

By Order of the Board of Directors,

/s/ Mark A. Libratore

President

PROXY CARD

ANNUAL MEETING

LIBERATOR MEDICAL HOLDINGS, INC.

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Libratore as Proxy, with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Liberator Medical Holdings, Inc., held of record by the undersigned on September 18, 2014, at the Annual Meeting of Stockholders to be held on October 20, 2014, or any adjournment thereof.

1.

ELECTION OF DIRECTORS

□ FOR ALL

□ WITHHOLD ALL

□ FOR ALL EXCEPT

Nominees:

Mark A. Libratore

Jeannette M. Corbett

Tyler Wick

(INSTRUCTION: To withhold authority for any individual nominee(s) mark “For All Except” and write the number(s) of the nominees on the line below.)

_________________________________________________________________________________________________________________________

2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      .  FOR                .  AGAINST                .  ABSTAIN

3.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

      .  FOR                .  AGAINST                .  ABSTAIN

4.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

      .  One Year                .  Two Years                .  Three Years                . Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the director nominees, and in accordance with the recommendations of the Board of Directors.

Please sign exactly as your name appears on your certificate.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized office.  If a partnership, please sign in partnership name by authorized person.

Dated: __________________________, 2014

Number of shares held: ________________________

_________________________________________

____________________________________________

Please type or print your name(s)

Signature

_________________________________________

____________________________________________

Please type or print your name(s)

Signature

If you have had a change of Address, please print or type your new address in the lines below.

_________________________________________

PLEASE COMPLETE, SIGN, DATE AND RETURN

_________________________________________

THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE